UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2006

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2006 Salem Communications Corporation issued a press release announcing its participation at the A.G. Edwards 2006 Media & Entertainment Conference on April 24, 2006.  Additionally, the company confirmed its net broadcasting revenue guidance for the fiscal quarter ended March 31, 2006.

ITEM 7.01     REGULATION FD DISCLOSURE

On April 21, 2006 Salem Communications Corporation issued a press release announcing its participation at the A.G. Edwards 2006 Media & Entertainment Conference on April 24, 2006.  Additionally, the company confirmed its net broadcasting revenue guidance for the fiscal quarter ended March 31, 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1

Press release, dated April 21, 2006, of Salem Communications Corporation announcing its participation at the A.G. Edwards 2006 Media & Entertainment Conference on April 24, 2006 and confirming its net broadcasting revenue guidance for the fiscal quarter ended March 31, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 20, 2006
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President – Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated April 21, 2006, of Salem Communications Corporation announcing its participation at the A.G. Edwards 2006 Media & Entertainment Conference on April 24, 2006 and confirming its net broadcasting revenue guidance for the fiscal quarter ended March 31, 2006.

Exhibit 99.1

Salem Communications Confirms First Quarter 2006 Revenue Guidance; Company to Present at Las Vegas Investor Conference

CAMARILLO, Calif.--April 21, 2006--Salem Communications (Nasdaq: SALM), a leading U.S. radio broadcaster, Internet content provider and magazine publisher targeting audiences interested in faith, family and values, today confirmed its first quarter 2006 guidance, previously provided on March 8, 2006, for net broadcasting revenue to be between $49.0 million and $49.5 million.

In addition, the company announced that it is scheduled to present at the A.G. Edwards Media and Entertainment Conference, to be held April 24-26 at the Venetian Resort-Hotel in Las Vegas. Salem is scheduled to present on Monday, April 24, 2006 at 2:15 p.m. PST.

Salem Communications Corporation (Nasdaq: SALM) is a leading U.S. radio broadcaster, Internet content provider and magazine publisher focused on Christian and family themes. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, a leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 104 radio stations, including 66 stations in 24 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.